Exhibit 99.1



ARVINAS

Jefferies Global Healthcare Conference

Tuesday, June 2 – Thursday June 4, 2026

Randy Teel, Ph.D., President and Chief Executive Officer
Noah Berkowitz, M.D., Ph.D., Chief Medical Officer

NASDAQ LISTED ARVN

Safe harbor and forward-looking statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995that involve substantial risks and uncertainties, including statements regarding: the closing of the transaction with Rigel Pharmaceuticals, Inc., including satisfaction of closing conditions, including expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended; Arvinas' strategy to advance compounds where it believes it has the best opportunity to differentiate therapies for patients, and Arvinas' intent to leverage the promise of its PROteolysis TAargeting Chimera ("PROTAC") platform to develop potentially transformational treatments and change what's possible for patients and clinicians; Arvinas' plans to seek an out-licensing agreement for additional trials of ARV-806 beyond the Phase 1 dose escalation clinical trial; the potential for ARV-102 to become the first disease-modifying therapy for progressive supranuclear palsy ("PSP") and other serious neurodegenerative diseases; the potential for ARV-393 to become a chemotherapy-free standard of care across non-Hodgkin lymphoma indications; the potential for ARV-027 to become the first disease-modifying therapy by targeting the root cause of spinal bulbar muscular atrophy; Arvinas' plans to share additional biomarker data from the Phase 1 clinical trial of ARV-102 in patients with Parkinson's disease, and the timing thereof; Arvinas' plans to initiate a Phase 1b clinical trial of ARV-102 in PSP upon submission of final chronic toxicology data in non-human primates and U.S. Food and Drug Administration clearance to proceed with the Phase 1b clinical trial, and the timing thereof; Arvinas' plans to initiate a Phase 2 clinical trial of ARV-102 for PSP, pending regulatory feedback, and the timing thereof; Arvinas' plans to initiate a Phase 1 clinical trial for ARV-6723 in patients with advanced solid tumors who have previously received a checkpoint inhibitor, and the timing thereof; the potential for ARV-6723 to become standard of care as monotherapy following, or in combination with, programmed cell death protein 1 inhibitors; Arvinas' plans to present Phase 1 monotherapy dose escalation data for ARV-393, and the timing thereof; Arvinas' plans to continue enrollment of a combination cohort of ARV-393 with glofitamab in patients with diffuse large B-cell lymphoma in the ongoing Phase 1 clinical trial; Arvinas' plans to complete enrollment in the single ascending dose ("SAD") portion of the Phase 1 dose escalation clinical trial of ARV-027 in healthy volunteers and the timing thereof; Arvinas' plans to share Phase 1 dose escalation data for ARV-027 in healthy volunteers, and the timing thereof; and Arvinas' capitalization, and having cash runway into the second half of 2028. The words "anticipate," "believe," "estimate," "expect," "intend," "may," "might," "plan," "predict," "project," "target," "potential," "goal," "will," "would," "could," "should," "continue," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Arvinas may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on these forward-looking statements.

Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements Arvinas makes as a result of various risks and uncertainties, including but not limited to: whether Arvinas will be able to successfully conduct and complete development for its product candidates, including ARV-102, ARV-393, ARV-027, and ARV-806, including whether Arvinas initiates and completes clinical trials for its product candidates and receives results from its clinical trials on expected timelines, or at all; whether Arvinas will be able to successfully conduct and complete development for preclinical candidates, including ARV-6723 and its pan-KRAS degrader, including whether Arvinas initiates and completes preclinical studies and receives results from such studies on expected timelines, or at all; the potential therapeutic benefits or profile of any of Arvinas' product candidates; the results of clinical and preclinical research; the potential market opportunity for any of Arvinas' product candidates; risks related to obtaining marketing approval for any product candidates; the satisfaction or waiver of the closing conditions set forth in the license agreement with Rigel; each party's performance of its obligations under the Rigel license agreement; whether Rigel will be able to successfully commercialize VEPPANU, or conduct and complete further development of VEPPANU; whether VEPPANU will be commercially available when expected; the potential demand and market potential and acceptance of, VEPPANU, including estimates regarding the potential market opportunity; the competitive landscape for VEPPANU or any other product candidate; regulatory actions or delays or government regulation generally; Arvinas' ability to protect its intellectual property portfolio; risks associated with Arvinas' reliance on third parties; risks associated with Arvinas' collaboration agreements; whether Arvinas will be able to raise capital when needed; whether Arvinas' cash and cash equivalent resources will be sufficient to fund its foreseeable and unforeseeable operating expenses and capital expenditure requirements; and other important factors, any of which could cause Arvinas' actual results to differ from those contained in the forward-looking statements, discussed in the "Risk Factors" sections of Arvinas' quarterly and annual reports on file with the U.S. Securities and Exchange Commission. The forward-looking statements contained in this presentation reflect Arvinas' current views as of the date of this presentation with respect to future events, and the company assumes no obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements should not be relied upon as representing Arvinas' views as of any date subsequent to the date of this presentation.

The Arvinas name and logo are the company's trademarks. VEPPANU™ (vepdegestrant) is a trademark of Arvinas Operations, Inc. The trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. Arvinas may have omitted the ® and designations, as applicable, for the trademarks named in this presentation.

This presentation may also contain estimates and other statistical data made by independent parties and by Arvinas relating to market size and other data about the company's industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of the company's future performance and the future performance of the markets in which the company operates are necessarily subject to a high degree of uncertainty and risk. This presentation is intended for the investor community only. It is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. Cross-trial comparisons are not based on head-to-head studies and no direct comparisons can be made.

A history of pioneering firsts

ARVINAS



2013
2018
2021
2025
2001
2016
2019
2023
2026

Arvinas' founder Craig Crews publishes first paper describing PROTAC degraders

Arvinas **founded** as first PROTAC protein degrader company

Arvinas creates **first oral PROTAC** protein degraders for clinical trial evaluation

Arvinas creates first PROTAC degraders to **cross blood-brain barrier**

First PROTAC degrader **clinical trials** initiated

ER-degrader partnership with Pfizer: $1B total upfront, with **$650m non-dilutive capital**

AR-degrader out-licensing agreement with Novartis: **$150m non-dilutive capital**

First **Phase 3 pivotal** data with PROTAC degrader

First **FDA-approved** PROTAC degrader

Translating vepdegestrant's promise into a treatment option for patients with *ESR1* mutant, ER+/HER2- advanced breast cancer

ARVINAS

VEPPANU™ (vepdegestrant) Received FDA Approval
(May 1, 2026)

Entered into Licensing Agreement with Rigel Pharmaceuticals*
(May 11, 2026)

- **Approval marks the first-and-only FDA-approved PROTAC, a type of heterobifunctional degrader**
- **Received in advance of FDA-assigned PDUFA date of June 5, 2026**

VEPPANU is approved for the treatment of adults with ER+/HER2-, ESR1-mutated advanced or metastatic breast cancer, as detected by an FDA-authorized test, with disease progression following at least one line of endocrine therapy; full prescribing information is here.
ESR1, estrogen receptor 1 gene; ER+/HER2-, estrogen receptor-positive/human epidermal growth factor receptor 2-negative; FDA, U.S. Food and Drug Administration.
* Subject to Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, and satisfaction of closing conditions.

Leveraging the promise of our PROTAC platform to develop potentially transformational treatments

ARVINAS

- Our strategy is to advance **compounds** where we believe we have the **best opportunity to differentiate therapies** for patients
- We are working toward fundamentally **changing what's possible for patients** and clinicians

ARV-102 (LRRK2 degrader)

- Potential to become the **first disease-modifying therapy for PSP** and other serious neurodegenerative diseases

ARV-027 (polyQ-AR degrader)

- Potential to become **first disease-modifying therapy by targeting the root cause of SBMA**, also known as Kennedy's disease, a rare disease with no available treatment options

ARV-393 (BCL6 degrader)

- Oral, novel mechanism with the potential to become a **chemo-free standard of care across NHL indications**

ARV-6723 (HPK1 degrader)

- **Potential to become standard of care** as monotherapy following, or in combination with, PD-1 inhibitors

ARV-806 (KRAS G12D degrader)

- Enrollment in Phase 1 monotherapy dose escalation cohort complete; Arvinas plans to seek an out-licensing agreement for additional trials

BCL6, B-cell lymphoma 6; G12D, mutations in codon 12 on KRAS oncogene; HPK1, hematopoietic progenitor kinase 1; KRAS, Kirsten rat sarcoma; LRRK2, leucine-rich repeat kinase 2; NHL, non-Hodgkin lymphoma; PD-1, programmed cell death protein 1; polyQ-AR, polyglutamine-expanded (polyQ) androgen receptor (AR); PSP, progressive supranuclear palsy; SBMA, spinal-bulbar muscular atrophy.

Arvinas pipeline includes differentiated PROTAC degraders in neurology and oncology

ARVINAS

PROGRAM	INDICATION(S)	PRECLINICAL	PHASE 1/1B	PHASE 2	PHASE 3	APPROVAL
ARV-102* (LRRK2)	PSP, Parkinson's Disease	*Planned initiation of Phase 1b/2 PSP trial in 2H 2026*** Phase 1: Parkinson's disease				
ARV-027* (polyQ-AR)	Spinal-Bulbar Muscular Atrophy	Phase 1: SBMA				
ARV-393* (BCL6)	Non-Hodgkin Lymphoma	Phase 1 monotherapy: NHL[a] Phase 1 combination: DLBCL				
ARV-6723* (HPK1)	Advanced Solid Tumors	Planned initiation of Phase 1 trial in immuno-oncology in Q3 2026				
ARV-806* (KRAS G12D)	Solid tumors	Phase 1: Solid tumors harboring KRAS G12D mutations		*Enrollment in Phase 1 dose escalation cohort is complete; Arvinas plans to seek an out-licensing agreement for additional trials*		
VEPPANU™ (vepdegestrant)	ER+/HER2-, *ESR1*-Mutated Metastatic Breast Cancer	Phase 1/2 combination trials ongoing[b] Pfizer				FDA APPROVED Global rights licensed to † rigel.
Luxdegalutamide* (ARV-766, JSB462; AR)	Prostate Cancer	Phase 2 trials in combination with PLUVICTO® (mCRPC), tulmimetostat (mCRPC) and abiraterone (mHSPC)				*Global rights licensed to* NOVARTIS

AR, androgen receptor; BCL6, B-cell lymphoma 6; ER+, estrogen receptor positive; ESR1, estrogen receptor 1; DLBCL, diffuse large b-cell lymphoma; HER2-, human epidermal growth factor receptor 2-negative; HPK1, hematopoietic progenitor kinase 1; I-O, immuno-oncology; KRAS, Kirsten rat sarcoma viral oncogene homolog; LRRK2, leucine-rich repeat kinase 2; mCRPC, metastatic castration resistant prostate cancer; mHSPC, metastatic hormone sensitive prostate cancer; NSCLC, non-small cell lung cancer; NDA, new drug application; NHL, non-Hodgkin lymphoma; polyQ, expanded polyglutamine; PSP, progressive supranuclear palsy; SBMA, spinal-bulbar muscular atrophy.

a. Includes relapsed/refractory angioimmunoblastic T-cell lymphoma (AITL) and relapsed/refractory mature B cell NHL b. Phase 1/2 combination trials with palbociclib, atirmociclib, abemaciclib, ribociclib, samuraciclib, everolimus.

*These agents are currently under investigation; their safety and effectiveness for these investigational uses have not been established; **Upon submission of final chronic toxicology data in non-human primates and FDA clearance to proceed with the Phase 1b clinical trial; †Subject to Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, and satisfaction of closing conditions.

Multiple value-driving milestones anticipated ahead

ARVINAS

Anticipated upcoming milestones: *Neurology*

ARV-102
Oral LRRK2 degrader

- Share additional biomarker data from Phase 1 trial in patients with PD (2H 2026)
- Initiate Phase 1b trial in patients with PSP (2H 2026*)
- Initiate Phase 2 trial in patients with PSP (2H 2026, pending regulatory feedback)

ARV-027
Oral polyQ-AR degrader

- Complete enrollment (SAD) in Phase 1 dose escalation in healthy volunteers (2H 2026)
- Share Phase 1 dose escalation data in healthy volunteers (1H 2027)

Anticipated upcoming milestones: *Oncology*

ARV-393
Oral BCL6 degrader

- Present Phase 1 monotherapy dose escalation data (2H 2026)
- Continue enrollment of a Phase 1 combination cohort with glofitamab in patients with DLBCL

ARV-6723
Oral HPK1 degrader

- Initiate Phase 1 clinical trial in patients with advanced solid tumors who have previously received a checkpoint inhibitor (Q3 2026)

Strong capital position with ~$615M cash on hand[a] and runway into second half 2028

The agents listed on this slide are investigational. Their safety and effectiveness for these investigational uses have not been established.

BCL6, B-cell lymphoma 6; DLBCL, diffuse large b-cell lymphoma; HPK1, hematopoietic progenitor kinase 1; LRRK2, leucine-rich repeat kinase 2; SAD, single ascending dose; PD, Parkinson's disease; polyQ-AR, polyglutamine-expanded (polyQ) androgen receptor (AR); PSP, progressive supranuclear palsy.

a. Cash, cash equivalents, and marketable securities position as of March 31, 2026. *Upon submission of final chronic toxicology data and FDA clearance to proceed with the Phase 1b clinical trial.


ARVINAS

ARVINAS